UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K
__________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

KBS REAL ESTATE INVESTMENT TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________________________________________

Maryland	000-52606	20-2985918
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Newport Center Drive, Suite 700
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
The information in this Report set forth under Item 2.01 regarding the entry into a material definitive agreement related to the sale of Plaza in Clayton is incorporated herein by reference.
ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
Disposition of Plaza in Clayton
On September 27, 2006, KBS Real Estate Investment Trust, Inc. (the “Company”), through an indirect wholly owned subsidiary, KBS Clayton Plaza, LLC (the “Owner”), purchased a 16-story office building containing approximately 325,172 rentable square feet located on an approximate 2.31-acre parcel of land in St. Louis, Missouri (the “Plaza in Clayton”). On September 8, 2017, the Owner entered into a purchase and sale agreement with Franklin Partners, LLC (“Purchaser”), an entity unaffiliated with the Company or its advisor, for the sale of Plaza in Clayton. On October 2, 2017, the Company sold Plaza in Clayton to the Purchaser for $85.5 million, excluding closing credits. The net cash to the Company from the disposition of Plaza in Clayton was approximately $83.9 million, net of closing credits, closing costs and disposition fees and rental security deposits.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-1
	Unaudited Pro Forma Condensed Consolidated Statement of Net Assets as of June 30, 2017 (Liquidation Basis)	F-2
	Unaudited Pro Forma Condensed Consolidated Statement of Changes in Net Assets (Liquidation Basis) for the Six Months ended June 30, 2017	F-4
	Unaudited Pro Forma Statement of Operations (Going Concern Basis) for the Year Ended December 31, 2016	F-6

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST, INC.

Dated: October 6, 2017	BY:	/s/ Jeffrey K. Waldvogel
Jeffrey K. Waldvogel
Chief Financial Officer

KBS REAL ESTATE INVESTMENT TRUST, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following unaudited pro forma information should be read in conjunction with the condensed consolidated statement of net assets of KBS Real Estate Investment Trust, Inc. (“KBS REIT”) as of June 30, 2017 (liquidation basis, unaudited), the related condensed consolidated statement of changes in net assets for the six months ended June 30, 2017 (liquidation basis, unaudited), the consolidated balance sheet as of December 31, 2016, the related consolidated statements of operations, comprehensive income (loss), stockholders’ equity and cash flows for the year ended December 31, 2016, and the notes thereto (all going concern basis). The condensed consolidated financial statements of KBS REIT as of and for the six months ended June 30, 2017 and the consolidated financial statements of KBS REIT as of and for the year ended December 31, 2016 have been included in KBS REIT’s prior filings with the SEC.
The following unaudited pro forma condensed consolidated statement of net assets as of June 30, 2017 has been prepared to give effect to the disposition of Plaza in Clayton as if the disposition occurred on June 30, 2017. The unaudited pro forma condensed consolidated statement of net assets does not purport to reflect the actual transaction or financial position of KBS REIT as the disposition occurred on October 2, 2017 and certain amounts and balances have changed.
The following unaudited condensed consolidated statement of changes in net assets for the six months ended June 30, 2017 has been prepared to give effect to the October 2, 2017 disposition of Plaza in Clayton as if the disposition occurred on January 1, 2017.
The following unaudited pro forma statement of operations for the year ended December 31, 2016 has been prepared to give effect to the June 26, 2017 disposition of Tysons Dulles Plaza and the October 2, 2017 disposition of Plaza in Clayton as if these dispositions occurred on January 1, 2016.
These unaudited pro forma financial statements have been prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the dispositions of Tysons Dulles Plaza and Plaza in Clayton been consummated as of the dates indicated.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of June 30, 2017
(Liquidation Basis, in thousands)

	KBS REIT Historical (a)	Pro Forma Adjustments		Pro Forma Total
		Plaza in Clayton (b)
Assets
Real estate	$214,502	$(84,406)		$130,096
Real estate loan receivable	3,750	—		3,750
Cash and cash equivalents	233,747	83,888	(c)	317,635
Restricted cash	4,681	—		4,681
Rents and other receivables, net	1,063	—		1,063
Other assets, net	98	—		98
Total assets	$457,841	$(518)		$457,323
Liabilities
Liabilities for estimated costs in excess of estimated receipts during liquidation	$2,796	$2,430	(d)	$5,226
Accounts payable and accrued liabilities	3,059	—		3,059
Due to affiliates	29	—		29
Liabilities for estimated closing costs and disposition fees	7,140	(2,874)	(e)	4,266
Other liabilities	2,004	(28)	(f)	1,976
Total liabilities	15,028	(472)		14,556
Commitments and contingencies
Net assets in liquidation	$442,813	$(46)		$442,767

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF NET ASSETS
As of June 30, 2017

(a)	Historical condensed consolidated statement of net assets derived from KBS REIT’s Quarterly Report on Form 10-Q as of June 30, 2017.

(b)
Represents adjustments to reflect the disposition of Plaza in Clayton. The aggregate liquidation value, net of estimated closing credits, of the Plaza in Clayton was $84.4 million, excluding estimated closing costs.

(c)	Represents the amount of net cash proceeds from the disposition of Plaza in Clayton, net of closing credits, closing costs and disposition fees and rental security deposits.

(d)	Represents the adjustment to eliminate estimated costs in excess of estimated receipts related to Plaza in Clayton during liquidation.

(e)	Represents the adjustment to estimated closing costs and disposition fees to reflect the disposition of Plaza in Clayton.

(f)	Represents the adjustment for rental security deposits transferred to the purchaser upon disposition of Plaza in Clayton.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Six Months ended June 30, 2017
(Liquidation Basis, in thousands)

	KBS REIT Historical (a)	Pro Forma Adjustments	Pro Forma Total
		Plaza in Clayton
Net assets in liquidation, beginning of period	$635,441	$—	$635,441
Changes in net assets in liquidation
Change in liquidation value of investments in real estate after closing costs/disposition fees	(8,965)	(46)	(9,011)
Redemptions	(1,616)	—	(1,616)
Other changes, net	2,756	—	2,756
Net decrease in liquidation value	(7,825)	(46)	(7,871)
Liquidating distribution to stockholders	(184,803)	—	(184,803)
Changes in net assets in liquidation	(192,628)	(46)	(192,674)
Net assets in liquidation, end of period	$442,813	$(46)	$442,767

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS
For the Six Months Ended June 30, 2017

(a)	Historical condensed consolidated statement of changes in net assets derived from KBS REIT’s Quarterly Report on Form 10-Q for the six months ended June 30, 2017.

KBS REAL ESTATE INVESTMENT TRUST, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016
(Going Concern Basis, in thousands, except share and per share amounts)

	KBS REIT Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Tysons Dulles Plaza (b)	Plaza in Clayton (c)
Revenues:
Rental income	$97,383	$(11,597)	$(10,388)	$75,398
Tenant reimbursements	26,977	(364)	(917)	25,696
Interest income from real estate loans receivable	2,845	—	—	2,845
Parking revenues and other operating income	2,129	(4)	(1,279)	846
Total revenues	129,334	(11,965)	(12,584)	104,785
Expenses:
Operating, maintenance, and management	52,857	(3,829)	(2,678)	46,350
Real estate taxes, property-related taxes, and insurance	15,998	(1,623)	(2,273)	12,102
Asset management fees to affiliate	7,553	(1,482)	(799)	5,272
Foreclosure fees and expenses	278	—	—	278
General and administrative expenses	15,971	(2)	(6)	15,963
Depreciation and amortization	35,961	(5,618)	(3,225)	27,118
Interest expense	10,536	(978)	(2,861)	6,697
Impairment charge on real estate	33,419	—	—	33,419
Total expenses	172,573	(13,532)	(11,842)	147,199
Other income:
Gains on sales of real estate, net	159,464	—	—	159,464
Loss from extinguishment of debt	(26,343)	—	—	(26,343)
Other interest income	746	—	(22)	724
Other income	183	—	—	183
Total other income	134,050	—	(22)	134,028
Income from continuing operations	90,811	1,567	(764)	91,614
Discontinued operations:
Income from discontinued operations	82	—	—	82
Total income from discontinued operations	82	—	—	82
Net income	$90,893	$1,567	$(764)	$91,696
Basic and diluted income per common share:
Continuing operations	$0.49			$0.49
Discontinued operations	—			—
Net income per common share	$0.49			$0.49
Weighted-average number of common shares outstanding, basic and diluted	185,704,854			185,704,854

KBS REAL ESTATE INVESTMENT TRUST, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2016

(a)	Historical financial information derived from KBS REIT’s Annual Report on Form 10-K for the year ended December 31, 2016.

(b)
Amount represents the adjustment to remove the historical operations of Tysons Dulles Plaza, which was sold on June 26, 2017, as reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2016.

(c)
Amount represents the adjustment to remove the historical operations of Plaza in Clayton, which was sold on October 2, 2017, as reflected in the historical statement of operations of KBS REIT for the year ended December 31, 2016.